UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2010

WINSCON ELECTRONICS CO. LTD.

 (Exact name of small business issuer as specified in its charter)

Delaware                                      333-127170                                     98-0476582

          (State or other Jurisdiction                  (Commission File Number)           (IRS Employer Identification

of incorporation)                                                                                           Number)

3950 Worthview Place

Mississauga, Ontario, CANADA L5N 6S7

(Address of principal executive offices, including zip code)

(905) 824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.1  Other Events

On August 11, 2009, Winscon Electronics Co. Ltd. (“Winscon”), formerly Nitar Tech Corp., negotiated a settlement with Murjan Investments LLC (“Murjan”), whereby Murjan has agreed to accept 13,750,000 restricted common shares of Winscon as settlement in full regarding $385,000, plus accumulated interests and costs, owed to Murjan, resulting from a contractual obligation entered into on July 6, 20005. A copy of the Settlement Agreement is attached hereto as an exhibit.

Item 8.01.2  Other Events

On November 11, 2009, Winscon Electronics Co. Ltd. (“Winscon”) formerly Nitar Tech, Corp., negotiated a settlement with Visionary Investment Group Inc. (“Visionary”)whereby Visionary has agreed to accept 4,600,000 restricted common shares of Winscon as settlement in full regarding $180,000, plus accumulated interest and costs, owed to Visionary, resulting from a contractual obligation entered into on August 9, 2006.  A copy of the Settlement Agreement is attached hereto as an exhibit.

EXHIBIT INDEX

The following exhibits are furnished pursuant to items 8.01 (Other Events)

Exhibit Number	Description
10.1	Settlement Agreement Re: Murjan Investments, LLC
10.2	Settlement Agreement Re: Visionary Investment Group Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2010                                          Winscon Electronics Co. Ltd.

                                                                                /S/    Luiz A. Brasil

                                                                               ________________________________

                                                                               Luiz A. Brasil, President

Exhibit 10.1

August 11th, 2009

Murjan Investments, LLC

Cheyenne, Wyoming

Re: Promissory Note - Settlement Agreement

Dear Sir:

Our client is in possession of a Corporate Promissory Note, dated July 6th, 2005 in the principal amount ofUS$385,000.00 from Labtech Systems Inc., which Labtech used to purchase 7,030,000 shares of Nitar Tech, Corp., which subsequently has changed its name to Winscon Electronics Co. Ltd. (the "Company").

In order to enable the Company to resolve the amount owing, the Company is agreeable to convert the indebtedness, plus all accumulated interest and costs, by issuing

13,750,000 shares of common stock of the Company, as final satisfaction of the monetary balance due to your clients by the Company.

The following, if accepted by you, shall constitute our complete and final agreement for the resolution and settlement of this matter; whereby you agree to waive all claims for payment or otherwise that you may have against the Company, arising out of the debt,

and accept full settlement of the issues therein.

For valuable consideration received by the parties, we agree as follows:

1.

The Company shall immediately issue and deliver an aggregate of 13,750,000 shares of its common stock, $0.001 par value (the "Settling Shares")

2.

 Such Settling Shares are to be issued with a restrictive legend, but for the purpose of the holding period, the Company acknowledges that the original issue date of the incurring of the debt is January 17th, 2005.

      3.    It is acknowledged that the Settling Shares may become free trading with the issuance of a Legal Opinion of Counsel as to their tradability under certain conditions and exceptions.

      4.     The execution of this Agreement by you shall be sufficient written consent as to the cancellation of the Note and the entire debt.

      5.     This Agreement shall be interpreted under the laws of the State of Delaware.

      6.     This Agreement represents the entire agreement between the parties and supersedes all prior agreements, promises, understandings, letters of intent,

              covenants, arrangements, communications, representations of warranties, whether oral or of written by any party hereto or any related or unrelated party;

       7.    As used herein the term "the parties" shall include their respective successors in interest, licensees or assigns;

       8.    Each person who signs this Agreement on behalf of a corporation or other legal entity represents and warrants that he/she has full and complete authority to execute this Agreement on behalf of such entity; further, such person acknowledges that this Agreement and the terms contained herein have been approved by such entity's governing authority. Each party shall bear the fees and expenses of their own counsel and any out-of-pocket costs in connection with this

              Agreement. The Company shall bear the cost of the Settling Shares, including any applicable legal or transfer fees.

        9.    This Agreement may be executed in one or more counterparts, which together shall be deemed one instrument.

Very truly yours,

  /S/

____________________________________

Joseph Dexter

Please indicate your acceptance of the above by signing and returning a copy of this Agreement.

 /S/

____________________________________

Luiz Brasil, President

Accepted and Agreed to this 12th day of August, 2009

Exhibit 10.2

 November 11, 2009

Visionary Investment Group Inc.

4631 Heritage Hills Blvd.

Mississauga, Ontario

Canada  L5R 1N4

Attn:   Lawrence Lilly

President

Re:  Liability – Settlement Agreement

Dear Sir:

Visionary Investment Group Inc. entered into an agreement with Nitar Tech, Corp., dated August 9th, 2006, in the principal amount of US$60,000.00 per year, renewable each year until terminated. During the past three year period, neither Nitar Tech, Corp. nor Visionary Investment Group Inc. elected to terminate the contract. The principal amount of the overall contract is US$180,000.00 payable by Nitar Tech, Corp., which subsequently changed its name to Winscon Electronics Co. Ltd. (the “Company”).

In order to enable the Company to resolve the amount owing, the Company is agreeable to convert the total amount owing, plus any accumulated interest and costs, by issuing 4,600,000 shares of common stock of the Company, as final satisfaction of the monetary balance due to you by the Company.

The following, if accepted by you, shall constitute our complete and final agreement for the resolution and settlement of this matter; whereby you agree to waive all claims for payment or otherwise that you may have against the Company, arising out of the debt, and accept full settlement of the issues therein.

For valuable consideration received by the parties, we agree as follows:

1.

The Company shall immediately issue and deliver an aggregate of 4,600,000 shares of its common stock, $0.001 par value (the “Settling Shares”)

2.

Such Settling Shares are to be issued with a restrictive legend, but for the purpose of the holding period, the Company acknowledges that the original issue date of the incurring of the debt is August 9th, 2006.

3.

It is acknowledged that the Settling Shares may become free trading with the issuance of a Legal Opinion of Counsel as to their tradability under certain conditions and exceptions.

4.

The execution of this Agreement by you shall be sufficient written consent as to the cancellation of the Note and the entire debt.

5.

This Agreement shall be interpreted under the laws of the State of Delaware.

6.

This Agreement represents the entire agreement between the parties and supersedes all prior agreements, promises, understandings, letters of intent, covenants, arrangements, communications, representations of warranties, whether oral or of written by any party hereto or any related or unrelated party;

7.

As used herein the term “the parties” shall include their respective successors in interest, licensees or assigns;

8.

Each person who signs this Agreement on behalf of a corporation or other legal entity represents and warrants that he/she has full and complete authority to execute this Agreement on behalf of such entity; further, such person acknowledges that this Agreement and the terms contained herein have been approved by such entity’s governing authority. Each party shall bear the fees and expenses of their own counsel and any out-of-pocket costs in connection with this Agreement. The Company shall bear the cost of the Settling Shares, including any applicable legal or transfer fees.

9.

This Agreement may be executed in one or more counterparts, which together shall be deemed one instrument.

Please indicate your acceptance of the above by signing and returning a copy of this Agreement.

Very truly yours,

/S/

___________________________

Luiz  Brasil,  President

Accepted and agreed this 11th day of November, 2009

By: Visionary Investment Group Inc.

/S/

_____________________________

Lawrence Lilly

Authorized to bind the Company